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             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
                 (FORMERLY THE AXA ROSENBERG ENHANCED 500 FUND)
                  A SERIES OF THE BARR ROSENBERG SERIES TRUST,

                        SUPPLEMENT DATED JANUARY 30, 2004
           TO THE PROSPECTUS DATED JANUARY 30, 2004 (THE "PROSPECTUS")


Until February 23, 2004, the Laudus Rosenberg U.S. Large Capitalization Growth Fund (the "Fund"), in addition to the investment objective and policies described in the Prospectus, will invest, under normal circumstances, at least 80% of its assets (including, for this purpose, any borrowings for investment purposes) in securities of companies that are included in the S&P 500(R) Index. Beginning February 23, 2004, this policy will be eliminated and the investment objective and policies of the Fund will continue to be as described in the Prospectus.